Loss Per Share	3 Months Ended
Mar. 31, 2020
Earnings Per Share [Abstract]
Loss Per Share

NOTE 7 – LOSS PER SHARE

Basic loss per share is computed by dividing net loss attributable to ordinary shareholders of the Company, by the weighted average number of ordinary shares as described below.

In computing the Company’s diluted loss per share, the numerator used in the basic loss per share computation is adjusted for the dilutive effect, if any, of the Company’s potential shares of common stock. The denominator for diluted loss per share is a computation of the weighted-average number of ordinary shares and the potential dilutive ordinary shares outstanding during the period.

The loss per share information in these consolidated financial statements is reflected and calculated as if the Company had existed since January 1, 2019. Accordingly, loss per share for all periods was calculated based on the number of shares retroactively adjusted for the exchange ratio determined in the reverse recapitalization.